EXHIBIT 10.7(2)

SCHEDULE OF AGREED AMENDMENTS
TO TRADEWEB MARKET DATA AGREEMENT
The undersigned Parties have previously entered into that certain Tradeweb Master Data License Agreement dated November 1, 2023 by and among Tradeweb Markets LLC (“Tradeweb”) and Refinitiv US LLC and Refinitiv US Organization LLC (collectively, “Refinitiv” and together with Tradeweb, the “Parties”), as amended from time to time (the “Master Agreement”), and wish to memorialize their agreements to amend and supplement certain portions of the Master Agreement and the Data Schedules thereto.

The Parties therefore agree as follows:

1.Master Agreement Schedules. Effective as of November 1, 2025:
(a)Schedule B-1 to the Master Agreement (Individual Use Restricted List) is hereby amended and restated in its entirety in the form attached hereto.
(b)Schedule B-2 to the Master Agreement (Enterprise Use Restricted List) is hereby amended and restated in its entirety in the form attached hereto.
2.Data Schedules.
(a)Effective as of November 1, 2025, Tradeweb and Refinitiv US LLC (“Subscriber”) will by separate agreements amend and restate in their entirety Data Schedule 1, Data Schedule 2, Data Schedule 4 and Data Schedule 5 to the Master Agreement.
(b)Tradeweb and Subscriber hereby acknowledge and agree that Data Schedule 3 to the Master Agreement automatically terminated by its own terms effective as of October 31, 2024.
3.Master Agreement Terms. Except as set forth above, all of the terms and conditions set forth in the Master Agreement shall remain in full force and effect, unamended hereby.

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The Parties have caused this Amendment to be executed by their respective duly authorized representatives with effect as of the date of Tradeweb’s signature below.

REFINITIV US LLC	TRADEWEB MARKETS LLC

By: /s/ Kerry Baker Relf	By: /s/ Douglas Friedman
Name: Kerry Baker Relf	Name: Doug Friedman
Title: Group Director	Title: Chief Legal Officer
Date: December 31, 2025	Date: December 31, 2025

REFINITIV US ORGANIZATION LLC

By: Kayleigh Pettit
Name: Kayleigh Pettit
Title: Director
Date: December 31, 2025

Schedule B-1
Individual Use Restricted List

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]

Schedule B-2
Enterprise Use Restricted List

[Omitted pursuant to Item 601(a)(5) of Regulation S-K.]